EXHIBIT 10.2

                          SECURITY AND PLEDGE AGREEMENT

     THIS SECURITY AND PLEDGE AGREEMENT (this "SECURITY AGREEMENT") is made and entered into as of December 22, 2005, by and among INTERLAND, INC., a Minnesota corporation ("INTERLAND"), WDC HOLDCO, INC., a Delaware corporation ("SUBSIDIARY" and together with Interland, the "DEBTORS"), and Web Service Company, Inc., a California corporation ("SECURED PARTY").

                                    RECITALS

     A. Interland and Web Internet, LLC ("WEB INTERNET") are both parties to an Asset Purchase Agreement dated as of November 29, 2005 (the "WEB INTERNET PURCHASE AGREEMENT") pursuant to which Interland agreed to purchase substantially all of the assets of Web Internet.

     B. Concurrently with the execution of the Web Internet Purchase Agreement, Debtors and Secured Party entered into that certain Intellectual Property Purchase and Sale Agreement dated as of November 29, 2005 (the "IP PURCHASE AGREEMENT") pursuant to which Secured Party agreed to sell to Debtors the Domain Name and the Service Marks (both as defined in the IP Purchase Agreement). As consideration for the sale of the Domain Name and the Service Marks, Debtors agreed to execute and deliver to Secured Party the Note (as defined below) pursuant to which Debtors assumed all of Web Internet's obligations under the Loan Agreement (as defined in the Note).

     C. As a condition precedent to the transactions contemplated by the Web Internet Purchase Agreement and the IP Purchase Agreement, the Debtors have agreed to execute and deliver this Security Agreement to the Secured Party.

     NOW, THEREFORE, in consideration of the recitals and the covenants and agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Secured Obligations. The term "OBLIGATIONS" as used in this Security Agreement shall mean the obligations of Debtors to Secured Party hereunder and under that certain Amended and Restated Line of Credit Note and Loan Agreement (the "NOTE") of even date herewith.

     Section 2. Grant of Security Interest.

          (a) Security Interest in Domain Name and Service Marks. As security for the due and punctual payment and performance by Debtors of the Obligations, Subsidiary hereby grants a first priority security interest and mortgage to Secured Party, as security, in and to Subsidiary's entire right, title and interest in, to and under the following intellectual property, now owned or hereafter acquired by Subsidiary or in which Subsidiary now holds or hereafter acquires any interest (collectively, the "IP COLLATERAL"):


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               (i) the Domain  Name and the  Service  Marks and all  trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and reissues, extensions or renewals thereof, and the entire goodwill of the business of Subsidiary connected with and symbolized by such Domain Name and Service Marks;

               (ii) any and all claims for damages by way of past, present and future infringement of the intellectual property referred to in Section 2(a)(i) hereto (the "INTELLECTUAL PROPERTY"), with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights associated with the Domain Name and the Service Marks;

               (iii) all licenses or other rights to use any of the Intellectual Property, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

               (iv) all amendments, renewals and extensions of any of the Intellectual Property; and

               (v) all proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

                  (b) Security Interest in Subsidiary Shares. As additional security for the due and punctual payment and performance by Debtors of the Obligations, Interland hereby pledges, conveys, assigns, sets over, and grants to Secured Party a first priority security interest in and to 100 shares of the outstanding common stock of Subsidiary owned by Interland, together with all present and future rights of Interland to receive payment of money or other distributions or payments arising out of or in connection with the such shares and its rights under the organizational documents and any and all other related agreements, and all other general intangibles relating thereto and proceeds resulting therefrom (collectively, the "STOCK COLLATERAL"); to have and to hold the Stock Collateral together with all right, title and interest pertaining or incidental thereto, unto Secured Party, its successors and assigns, subject to the terms, covenants and conditions hereinafter set forth. The Stock Collateral shall be subject to equitable adjustment for any stock splits, combinations, consolidations, recapitalizations, reorganizations, reclassifications, stock distributions, stock dividends or other similar events with respect to such shares. The Stock Collateral shall also be subject to equitable adjustment in the event Interland or its respective affiliates sell, issue, or agree to sell or issue, to any person or entity any shares of stock of Subsidiary, whether or not such shares of stock are held by Subsidiary in treasury or constitute authorized but unissued shares of stock of Subsidiary.

The IP Collateral and the Stock Collateral are referred to collectively herein as the "COLLATERAL."


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          (c) Continuing  Security  Interest.  This Security Agreement creates a continuing security interest in the Collateral and will remain in full force and effect until the irrevocable and indefeasible payment in full of the ultimate balance of the Obligations as provided in Section 7, regardless of any intermediate payment or discharge. If, at any time for any reason (including the bankruptcy, insolvency, receivership, reorganization, dissolution or liquidation of any Debtor or the appointment of any receiver, intervenor or conservator of, or agent or similar official for, any Debtor or any of its properties), any payment received by the Secured Party in respect of the Obligations is rescinded or avoided or must otherwise be restored or returned by the Secured Party, that payment shall not be considered to have been made for purposes of this Security Agreement, and this Security Agreement will continue to be effective or will be reinstated, if necessary, as if that payment has not been made.

     Section 3. Representations, Warranties and Covenants of Debtors. Each of the Debtors hereby jointly and severally represents and warrants to and covenants with Secured Party, as follows:

          (a) Each of the Debtors is a corporation duly incorporated, validly existing and in good standing under the laws of the state of organization cited in the caption to this Security Agreement and has all corporate powers and authority and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          (b) The execution, delivery and performance by each of the Debtors of this Security Agreement and the consummation by each of the Debtors of the transactions contemplated hereby are within its corporate powers and have been duly authorized by all necessary corporate action on the part of each of the Debtors. This Security Agreement constitutes a valid and binding agreement of each of the Debtors, enforceable against each in accordance with its terms except that (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium (whether general or specific) or other similar laws now or hereafter in effect relating to creditor's rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c) Debtors are the legal and equitable owner of the Collateral, free from any prior or adverse lien, security interest, encumbrance or restriction on transfer (other than as contemplated hereby and restrictions imposed by applicable federal and state securities laws), and there are no restrictions upon the voting rights of the Stock Collateral, and Debtors have the authority to convey and pledge the Collateral to Secured Party free of any encumbrances.

          (d) Debtors will not, without the prior written consent of Secured Party, sell, assign, hypothecate, transfer, pledge, encumber, or create or permit to exist any lien on or security interest in all or any part of the Collateral to or in favor of anyone other than Secured Party.

          (e) In the event that Debtors shall apply for an application for the issuance of any trademark or service mark with the United States Patent and Trademark Office relating to the Domain Name or the Service Marks, Debtor shall
(i) inform Secured Party of any such event or action, and (ii) execute and deliver any and all assignments, agreements, instruments, documents and papers


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

as are necessary or appropriate or as Secured Party may reasonably request to evidence the Secured Party's security interest in such trademark or service mark and the goodwill and general intangibles of Secured Party relating thereto or represented thereby (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law). Debtor shall, from time to time, execute and file such other instruments, and take such further actions as Secured Party may reasonably request from time to time to perfect or continue the perfection of Secured Party's interest in the Collateral. Debtor shall give Secured Party notice of all such applications or registrations.

          (f) Debtors shall not enter into any agreement that would materially impair or conflict with Debtors' obligations hereunder without Secured Party's prior written consent. Debtors shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Debtors' rights and interests in any property included within the definition of the Collateral acquired under such contracts.

          (g) At their own expense Debtors will defend Secured Party against any claims and demands of other persons at any time claiming a superior interest in the Collateral.

          (h) Interland has delivered to the Secured Party the stock certificates described on EXHIBIT A hereto, and representing the number of shares set forth on EXHIBIT A, together with stock powers duly executed by Interland in blank, to be held by Secured Party hereunder.

          (i)  The  Stock   Collateral  is  validly   issued,   fully  paid  and
non-assessable, and Interland holds the stock certificates listed on EXHIBIT A evidencing the Stock Collateral issued in the name of Interland.

          (j) Each of the Debtors will comply with all contracts, instruments and agreements to which each of the Debtors is a party and which may materially adversely affect the Collateral.

          (k) Unless and until an Event of Default shall have occurred under this Security Agreement, as between Interland and Secured Party, Interland shall have and retain full legal and beneficial ownership of the Stock Collateral, subject to the terms and conditions of this Security Agreement; provided, however, the Interland shall not take any action with respect to the Stock Collateral that would be inconsistent with this Security Agreement. Interland shall pay all taxes, assessments or other charges upon or with respect to the Stock Collateral.

          (l) Until such time as the Obligations have been satisfied in full:

               (i)            The  Debtors  shall  promptly   notify  Lender  in
                              writing of the existence of any Event of Default under this Security Agreement;


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

               (ii) The Debtors shall comply with the laws, regulation and orders of any government body with authority over the Debtor's business;

               (iii) Interland shall maintain its listing in good standing on the NASDAQ National Market Exchange and make all material SEC filings required by applicable law;

               (iv) Neither Debtor shall sell, assign, or transfer all or substantially all of the assets of such Debtor to any third party without the prior written consent of Lender (for the sake of clarity, the foregoing shall not restrict the Debtor from selling, assigning or transferring any of a Debtor's assets in the ordinary course of such Debtor's business, provided such sale or assignment is made in compliance with the IP Purchase Agreement);

               (v) Neither Interland nor Subsidiary shall merge or consolidate with any third party;

               (vi) Subsidiary may not incur any additional indebtedness of any amount whatsoever from a third party unless such indebtedness is fully subordinated to Debtor's obligations under the this Note;

               (vii) Subsidiary may not make any distributions to its shareholders; and

               (ix) Subsidiary shall not, and Interland shall not cause Subsidiary to, issue or commit to issue any shares of Subsidiary's capital stock or any other securities or any securities convertible into shares of Subsidiary's capital stock or any other securities, including options and warrants therefor.

     Section 4. Events of Default. If any one or more of the following events shall occur, any such event shall constitute an Event of Default: (a) Debtor shall fail to pay when due any installment of principal or interest under the Note; or (b) Debtor shall fail to pay when due any other Obligations (other than payments of principal and interest under the Note) and such failure shall continue unremedied fifteen (15) days after receipt of notice thereof; or (c) Debtor shall fail to perform or comply with any material term or condition contained in this Security Agreement and such failure shall continue unremedied fifteen (15) days following written notice thereof from Secured Party; or (d) Secured Party shall cease to have a valid and perfected first priority security interest in the Collateral; or (e) Debtors place, or suffer to exist any levy, assessment, attachment, seizure, lien or encumbrance upon all or any part of the Collateral (unless discharged by payment, release or fully bonded against not more than ten days after such event has occurred); or (f) the occurrence of any "Event of Default" under the Note.

     Section 5. Remedies upon Default.

          (a) Upon the occurrence of an Event of Default, Secured Party may, in its sole discretion and without further demand, subject only to the limitations


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

described herein, (a) upon written notice to Interland, cause the Stock Collateral to be transferred of record in Secured Party's name, whereupon Secured Party shall be entitled to receive and retain all dividends and distributions on the Stock Collateral, and to exercise all voting and other powers of ownership pertaining to the Stock Collateral and (b) proceed immediately to exercise any and all of Secured Party's rights, powers, and privileges provided herein with respect to the Collateral, including, without limitation, all rights and remedies of a secured party under the Uniform Commercial Code (the "UCC") in any applicable jurisdiction. Notwithstanding the foregoing, upon an Event of Default described in Section 4(a), above, Secured Party shall not be entitled to exercise its rights hereunder with respect to the Collateral unless and until, for the first two Events of Default only, Secured Party has provided Debtors with written notice of such Event of Default and Debtors have not cured such Default within thirty (30) days of the date of such notice.

          (b) Application of Proceeds. All proceeds realized as the result of any disposition of the Collateral shall be applied by Secured Party first to the costs, expenses, liabilities, obligations and reasonable attorneys' fees incurred by Secured Party in the exercise of its rights under this Security Agreement and second to the Obligations in any order determined by Secured Party in its sole discretion. The surplus, if any, shall be promptly paid to Debtors; if any deficiency shall arise, Debtors shall remain liable to Secured Party therefor.

          (c) Remedies Cumulative. In addition to the rights and remedies set forth in this Security Agreement, Secured Party shall have all the other rights and remedies accorded a secured party under applicable law and in any other agreement now or hereafter entered into between Secured Party and Debtors, and all of such rights are cumulative. Exercise or partial exercise by Secured Party of one or more of its rights or remedies shall not be deemed an election, nor bar Secured Party from subsequent exercise or partial exercise of any other rights or remedies.

     Section 6. Further Assurances; Power of Attorney.

          (a) Further Assurances. On a continuing basis, Debtors will make, execute, acknowledge and deliver to Secured Party any instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office reasonably requested by Secured Party, and take all such action as Secured Party may reasonably deem necessary or advisable to perfect Secured Party's security interest in the IP Collateral and otherwise to carry out the intent and purposes of this Security Agreement, or for assuring and confirming to Secured Party the grant or perfection of a security interest in all Collateral.

          (b) Power of Attorney. Debtors hereby irrevocably appoint Secured Party as Debtors' attorney-in-fact, with full authority in the place and stead of Debtors and in the name of Debtors, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including (i) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Debtors where permitted by law, and (ii) after the occurrence of an Event of Default and in accordance with the terms of the Note (including, without limitation, the expiration of any forbearance


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

periods set forth therein), (x) to transfer the Collateral into the name of Secured Party or a third party to the extent permitted under the UCC.

     Section 7. Duration. This Security Agreement shall continue in effect until all of the Obligations have been paid and performed in full.

     Section 8. Indemnity. Debtors hereby agree to indemnify Secured Party and its agents and employees against, and agrees to protect, save, and hold harmless Secured Party from, any and all liabilities, obligations, losses, damages, penalties, actions, suits, costs, expenses, and disbursements of whatever kind and description imposed on, incurred by, or asserted against any such person in any way arising out of or related to the Collateral or this Security Agreement, the transactions contemplated thereby and hereby, the ownership of the Collateral, or any other defense against Secured Party's realization upon the Collateral.

     Section 9. Survival of Representations and Warranties. All representations and warranties contained herein or made by Debtors in connection herewith shall survive the execution and delivery of this Security Agreement.

     Section 10. Modification. No modification, amendment, or alteration of any provision of this Security Agreement shall be effective unless contained in a written agreement signed by the parties hereto, and then such modification, amendment, or alteration shall be effective only in the specific instances and for the specific purposes for which given.

     Section 11. Continuing Security Interest; Transfer of Obligations. This Security Agreement creates a continuing security interest in the Collateral and shall remain in full force and effect until the termination of this Security Agreement pursuant to Section 7 hereof; and shall bind and inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns. Nothing in this Security Agreement, express or implied, is intended to confer upon any person or entity other than the parties hereto and their respective permitted successors and assigns any rights, benefits or obligations hereunder.

     Section 12. Time of Essence. Time is of the essence in interpreting and performing this Security Agreement.

     Section 13. Expenses. Debtors will pay to Secured Party all costs and expenses, including without limitation, reasonable attorney fees, of or incidental to the enforcement of any of the provisions of this Security Agreement. Secured Party will provide Debtors with prompt written notice of the incurrence of any such costs, expenses or attorneys fees. Notwithstanding the foregoing, Debtors have no obligation to reimburse Secured Party for its costs, expenses or attorneys fees in connection with the negotiation, preparation, execution and deliver of the Note, this Security Agreement, the IP Purchase Agreement or any other documents or agreements executed by the parties on or before the Closing (as defined in the Web Internet Purchase Agreement).

     Section 14. No Waiver. No delay or failure on the part of Secured Party in the exercise of any right, power, or privilege under this Security Agreement shall impair any such right, power, or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of such right, power or privilege shall preclude the further exercise of such right,


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

power, or privilege or the exercise of any other right, power, or privilege. No waiver shall be valid against Secured Party unless made in writing and signed by Secured Party, and then only to the extent expressly specified therein. Debtors hereby waive presentment and notice of dishonor and protest of all instruments included in or evidencing the liability of Debtors in respect to the Collateral and any and all notices and demands whatsoever, whether or not relating to such instrument, except as otherwise provided in such instrument.

     Section 15. Notices. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered by registered or certified mail, return receipt requested, or by a national courier service, to the appropriate person at the address set forth below, or at such other address as may be designated in writing hereafter, in the same manner, by such person:

          If to Secured Party, to:

          Web Service Company, Inc.
          3690 Redondo Beach Avenue
          Redondo Beach, CA 90278-1165
          Attention: William E. Bloomfield Jr.
          Telephone: (310) 297-9462
          Facsimile: (310) 297-9450

          With a copies to:

          Web Service Company, Inc.
          3690 Redondo Beach Avenue
          Redondo Beach, CA 90278-1165
          Attention: General Counsel
          Telephone: (310) 297-9462
          Facsimile: (310) 297-9450

          and:

          Jeffer Mangels Butler & Marmaro
          1900 Avenue of the Stars, 7th Floor
          Los Angeles, CA 90067-4308
          Attention: Thomas Bacon, Esq.
          Telephone: (310) 203-8080
          Facsimile: (310) 201-3539


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

          If to Debtors:

          Interland, Inc.
          303 Peachtree Center Avenue
          Suite 500
          Atlanta, GA 30303
          Attention: Jeff Stibel, President
          Telephone: (404) 260-2477
          Telecopier: (404) 260-2760

          With a copy to:

          Wargo & French, LLP
          1170 Peachtree Street, N.E..
          Suite 2020
          Atlanta, GA 30309
          Attention: James P. Hermance
          Telephone: (404) 853-1500
          Telecopier: (404) 853-1501


          Any such notice shall be deemed delivered (a) on the date delivered if by personal delivery, (b) on the date upon which receipt is signed or delivery is made, (c) on the date upon which the return receipt is signed or delivery is refused, as the case may be, if mailed by registered or certified mail, (d) on the next succeeding Business Day if sent by national courier service, or (e) on the date telecommunicated if by telecopier if confirmed by telephone confirmation.

     Section 16. Severability. If any part of any provision contained in this Security Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provisions or the remaining provisions.

     Section 17. Choice of Law. This Security Agreement shall be governed by and interpreted in accordance with the substantive, and not the conflicts, laws of the State of California, without regard to its conflicts of law principles.

     Section 18. Descriptive Headings. The descriptive headings of the several paragraphs of this Security Agreement are inserted for convenience only and do not constitute a part of this Security Agreement.

     Section 19. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

     Section 20. Entire Agreement. This Security Agreement, together with the exhibits attached hereto, constitute the entire understanding of the parties with respect to the subject matter hereof and any prior agreements, whether


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

written or oral, with respect thereof, are expressly superseded hereby.

     IN WITNESS WHEREOF, the undersigned have executed this Security Agreement as of the date first above written.

                              DEBTORS:

                              INTERLAND, INC.



                              By:  /s/ Jonathan B. Wilson
                              --------------------------------------------------
                              Name:  Jonathan B. Wilson
                              --------------------------------------------------
                              Title: Senior VP and General Counsel
                              --------------------------------------------------

                              WDC HOLDCO, INC.



                              By:  /s/ Anthony T. Panaccione
                              --------------------------------------------------
                              Name:  Anthony T. Panaccione
                              --------------------------------------------------
                              Title: President
                              --------------------------------------------------



                              SECURED PARTY:

                              WEB SERVICE COMPANY, INC.



                              By:  /s/ William E. Bloomfield, Jr.
                              --------------------------------------------------
                              Name:  William E. Bloomfield, Jr.
                              --------------------------------------------------
                              Title: Chairman
                              --------------------------------------------------


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